EXHIBIT 10.46

RELIANT PHARMACEUTICALS-PPD MEDICAL COMMUNICATIONS
PRODUCT SAFETY/PHARMACOVIGILANCE SERVICES (PSPV) AGREEMENT

This AGREEMENT, executed this 25th day of February, 2003, by and between Reliant Pharmaceuticals, LLC, a New Jersey limited liability company, having a place of business at 110 Allen Road, Liberty Corner. NJ 07938, (hereinafter referred to as “CLIENT”), and ATP, LLC, dba PPD Medical Communications, a North Carolina limited liability company (hereinafter referred to as “PPD”).

W I T N E S S E T H:

WHEREAS, CLIENT maintains the Company Core Safety information and the regulatory reporting responsibilities for the post-marketing Pharmacovigilance functions pertaining to the products covered in this contract;

WHEREAS, CLIENT retains all responsibilities associated with Marketing Authorization Holder (MAH) for the product/products managed by PPD;

WHEREAS, PPD provides a central processing facility staffed by health care professionals, research assistants, and data entry specialists to receive, review, process, and assess adverse events (AEs);

WHEREAS, CLIENT desires to retain PPD (1) to utilize a specified validated database for the purpose of data entry, coding, and generating regulatory sumbission-ready reports for AEs, (2) to perform medical review of all AEs on a regular basis, along with line listing review and coding review, unless otherwise specified by mutual written agreement, and (3) to maintain dedicated toll-free telephone numbers for CLIENT to enable call return and to maintain a separate toll-free telephone numbers for CLIENT to enable call return and to maintain a separate toll-free number for inbound/outbound faxes;

WHEREAS, PPD provides services to facilitate completion of periodic reports/periodic safety update reports (PSURs) for the product(s) indicated in this contract; and

WHEREAS, CLIENT retains the responsibility to approve the final periodic report/PSUR along with submission to appropriate agencies.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other valuable consideration. the sufficiency of which is hereby acknowledged. the parties hereby agree as follows:

1.             Services Provided by PPD.

A.            General Services. PPD shall provide Product Safety/Pharmacovigilance services as herein described. PPD personnel selected for staffing the project will receive documented training on project-specific standard operating procedures (“SOPS”), along with additional mining on CLIENTS products. CLIENT-specific toll-free telephone number(s) will be accessed by PPD exclusively to provide services for CLIENT. The PPD telephone access system will include queuing/auto attendant and voice mail features that facilitate PPD’s handling of calls, and CLIENT will review and approve the telephone system scripting prior to implementation by PPD. If CLIENT so requests in writing, and on reasonable advance notice from CLIENT, PPD shall also provide backup Staff as necessary upon mutual agreement. Services provided by PPD shall conform to applicable local, state, and federal laws, rules, and regulations in addition to agreed project-specific standard operating procedures.

B.            Staff Responses. When the Staff receives queries not pertaining to product safety issues from consumers or health care professionals (“HCPs”), Staff will refer the consumer/HCP to the Medical Information group handling such inquiries, or to their respective primary health care provider. At no time will the Staff offer therapeutic PPD Medical Communications.

C.            PSPV Services. PPD will process AEs, including Serious Adverse Events (SAEs), for CLIENT according to mutually agreed upon standard operating procedures and project specific protocols. PPD will produce draft MedWatch reports for CLIENT critique and revision. PPD will produce a final MedWatch form and send it to CLIENT via overnight carrier for final submission to the agency. Similarly, PPD will produce draft periodic reports for specified products covered under this contract. Upon receipt of critique and revisions, PPD will return a final report to CLIENT for submission to the agency. Depending on regulatory requirements, a mutually agreed time line will be developed with CLIENT for turnaround of these reports. PPD will assign a safety physician for this project.

i)              Non-Serious AEs. PPD will handle adverse events, both expected and unexpected, in accordance with mutually agreed project-specific protocols. PPD will send CLIENT a daily summary report of all AEs no later than the next business day, unless otherwise specified by CLIENT, following receipt. CLIENT will instruct PPD whether further action is necessary. Follow-up will be performed in accordance with mutually agreed project-specific standard operating protocols. Completed case files and source documents will be retained for a period of time determined by mutual agreement and in accordance with applicable laws and regulations, and cases will have been entered into the specified validated safety database.

ii)             SAEs. PPD will handle expected or unexpected SAEs in accordance with mutually agreed project-specific protocols. PPD will send to CLIENT a [***] summary report of all SAEs no later than the [***] following receipt. For reportable events, PPD will send a draft MedWatch report to CLIENT for review and comment within [***] of the initial notification. CLIENT will be responsible for submitting this report to the agency within defined regulatory time frames. Follow-up will be done in accordance with mutually negotiated project-specific protocols. PPD will provide SAE narratives in agreed upon format, if so requested by CLIENT. Completed case files and source documents will be retained for a period of time determined by mutual agreement and in accordance with applicable laws and regulations, and cases will have been entered into the specified validated safety database.

iii)            Medical Review, AE/SAE documentation will be reviewed upon initial receipt and whenever substantive follow-up information is received. The safety physician will finalize the determination of seriousness and expectedness for each event. The safety physician will finalize scientific rationale and discussion

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(with references to the biomedical literature) for expedited reportable unexpected SAEs. The safety physician will also approve the final draft of the MedWatch report and event narrative. All AEs/SAEs will be reviewed at least [***] for trend analysis and coding evaluation.

iv)           Periodic Scientific Literature Surveillance. PPD will process all AE/SAEs identified as a result of regularly scheduled systematic scientific literature surveillance. Unless otherwise specified by CLIENT, scientific literature surveillance will be performed using a minimum of two databases (REACTIONS, Medline) at least monthly. If requested, CLIENT will be provided with photocopies of scientific literature which cite safety issues, for which CLIENT will be charged article procurement fees and copyright clearance fees, including translation fees for non-English language articles, as per Attachment A.

v)            Periodic report/PSUR. Upon request, and in collaboration with CLIENT, PPD will prepare periodic reports in an agreed upon format as mandated by applicable regulatory agencies. CLIENT will provide all necessary information to enable completion of the periodic report prior to the due date for the report. Failure by CLIENT to provide all the necessary information will result in a periodic report that may not meet all regulatory requirements, and CLIENT will assume all responsibility for such deficiencies. CLIENT will receive the draft copy of the report for critique and revision followed by a final copy of the report for submission to the regulatory agency. PPD will provide all available line listings and tabulations, accompanying MedWatch forms, and necessary scientific literature references available to PPD.

D.            Project Management. PPD shall perform Project management support which includes, but is not limited to, oral and written communication with CLIENT, procedure and protocol development, procedure and protocol maintenance, report generation, training plan development, staff training. staff supervision and development, quality assurance (including review of AE and product complaint reports), consultative services, meeting preparation and conduction, and communication with other third parties necessary to business operations. Such services may be provided by Supervisor(s), Safety Coordination Specialist(s), Product Safety Manager(s), Quality Assurance Personnel, Trainer(s), Associated Director(s), Director(s), Executive Director(s), and/or Vice-President(s) and will be charged as stated on Attachment A.

E.             FDA Issues. Immediately upon receipt, but in no event later than one business day after receipt thereof, PPD shall provide CLIENT with a copy of any correspondence or notice it receives from the FDA relating to products or services covered by this Agreement. Further, PPD agrees to cooperate with CLIENT, if requested, in corresponding with the FDA or in filing any documents with respect to the products covered by this Agreement, as CLIENT deems necessary or desirable. Such services will be charged as stated on Attachment A.

F.             Quality Assurance Procedures. PPD shall implement and maintain quality assurance procedures and will provide copies of such assurance procedures to CLIENT upon request. As mutually agreed by CLIENT and PPD, the quality assurance processes shall incorporate any reasonable standards which CLIENT provides to PPD in writing. At

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minimum, PPD will perform quality assurance on [***]% of the cases processed by PPD. At CLIENT’S specific request, PPD can perform additional quality assurance measures at a mutually agreed upon fee. The selection of cases subject to quality assurance assessment will be random and will be determined by the supervisory staff. Additional quality assurance may be performed as requested by CLIENT and as mutually agreed in writing.

G.            Hours of Coverage. The parties agree to staffing and hours of coverage will be from 9AM until 5PM. Monday - Friday. All times are Eastern Time.

H.            Answering Telephone Lines. Safety staff will answer incoming telephone calls with a mutually agreed statement, which will be provided to CLIENT prior to use, similar to: “CLIENT [Safety Department], I am a pharmacist/nurse, and my name is (consultant name).”  Simultaneous incoming calls on CLIENT lines will be held in queue, and the Staff will answer telephone calls in the order in which they were received. Until such time that PPD can answer the telephone call, if desired by CLIENT, a recorded message may be played. If requested by CLIENT, PPD can establish voice mail capability to capture inbound call information while the Staff is answering other telephone calls, or to capture information after hours. The Staff will access voice mail multiple times throughout each business day to ensure that no adverse event reports are lost to untimely follow-up.

I.              Records Kept by PPD. Information gathered shall include that which CLIENT reasonably requests or PPD deems important. PPD shall maintain either written or computerized records in accordance with applicable regulatory requirements and approved CLIENT protocols. Upon termination of this Agreement by either party, all records shall be returned to each party, upon request by the other, except for one copy, which may be kept for archival purposes.

J.             Reports. PPD will provide CLIENT reports as requested, provided adequate advance notice is given. Requests for reports other than those routinely produced during normal AE/SAE processing and periodic report generation will be charged as mutually agreed in writing.

K.            Other Services Provided. CLIENT may request PPD’s support in performing various other services during the term of this Agreement. These services include medical information inquiries, literature searches, medical letter writing. product launch support, and contingency operations management services. Such services shall be provided under a separate agreement between PPD and CLIENT or by Amendment to this Agreement.

L.             Commencement Date. As of the date of execution of this Agreement, the commencement date for PPD staff to perform start-up, training, and protocol development for PSPV Support Services will be on or before September 16, 2002 (the “Commencement Date”).

M.           Implementation Date. As of the date of execution of this Agreement, the targeted implementation date for PSPV Support Services will be September 9, 2002 (the

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“Implementation Date”). The Implementation Date may be modified only upon mutual written agreement by both CLIENT and PPD.

2.             Obligations of CLIENT.

A.            Maintenance for Call Forwarding Capabilities. If applicable, CLIENT is responsible for maintaining the call forwarding capabilities of the CLIENT toll-free number(s) and shall bear all reasonable expenses incurred for such capabilities and for the CLIENT toll-free number(s) telephone charges used in connection with his Agreement.

B.            Maintenance for Computer Linkage Capabilities. If applicable. CLIENT is responsible for maintaining the computer linkage capabilities and shall bear all reasonable expenses incurred for such capabilities used in connection with this Agreement.

C.            Inform PPD of Any Unusual Circumstances. If a situation is anticipated that may create an unusually high volume of adverse events (e.g., adverse press, product recall), CLIENT shall notify PPD of such situation prior to its occurrence, if possible, and shall provide PPD with complete up-to-date information necessary for processing such events.

D.            Training of PPD Employees. While PPD employees have received specialized training in providing services set forth in Section 1A and 1B of this Agreement, certain additional training will be needed on CLIENT’s products and procedures. CLIENT, at CLIENT’s sole expense, shall provide training personnel and/or necessary training materials to PPD for the express purpose of familiarizing PPD employees with CLIENT’s products or other information required to provide services hereunder. Additional training after the Implementation Date will be conducted as needed and as mutually agreed upon, in writing, by CLIENT and PPD. Fees shall be charged according to Attachment A.

E.             Quality Assurance. CLIENT has the authority to audit PPD processes and procedures that relate to CLIENT and materially impact PPD’s role in fulfilling services for CLIENT in accordance with established quality assurance procedures. CLIENT may audit PPD at any time during regular business hours and agrees to give at least three (3) business days notice to PPD. Such audits may include, but are not limited to, PPD procedures, files, and records associated with this project.

3.             Term of Agreement. The term of this Agreement shall commence upon execution of this Agreement by both parties upon Commencement Date, whichever is earlier, and shall continue unless terminated according to Section 4. The parties shall review and make adjustments to Attachment A on an annual basis beginning December 31. 2003.

4.             Termination. This Agreement may be terminated as follows:

A.            By CLIENT or PPD without cause upon sixty (60) days written notice to the other party.

B.            By CLIENT or PPD immediately on notice to the other, if the other party shall fail to make any undisputed payments within thirty (30) days of the date when due hereunder.

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C.            By CLIENT or PPD, if the other party shall default in the performance of any term or condition of this Agreement (other than nonpayment or moneys owed), on thirty (30) days prior written notice to the other, specifying the nature of the default, unless such defaulting party shall cure that default within the thirty (30) day period.

D.            By CLIENT or PPD immediately on notice to the other, if the other party shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver or trustee is appointed with respect to a substantial part of such other party’s property or a proceeding is commenced against it which reasonably will impair substantially its ability to perform hereunder.

Upon termination both parties shall be relieved of any further obligations hereunder except those set forth in Sections 7, 8, 9, 10, 11, and 13 and payment for services rendered set forth in Section 5. Termination shall not affect the rights or obligations of either party accrued as of such termination.

5.             Payments for Services Rendered by PPD.

A.            Resource Costs. CLIENT shall compensate PPD for performance of services rendered by PPD pursuant to this Agreement on a monthly basis. The invoice will include cases submitted for the preceding month and billable hours and costs applied to the project according to the rates stated in Attachment A. When off-site travel is requested by CLIENT staff time will be billed at rates shown in Attachment A. On or before November 15 of each year of this Agreement, the PPD Fee Structure for the period beginning the following January 1 through the following December 31 shall be adjusted by mutual agreement of CLIENT and PPD, unless already specified in the then current Attachment A. Any such adjustment shall be reflected in a replacement Attachment A that shall be signed by an authorized representative of CLIENT and of PPD. Should the replacement Attachment A not be executed before November 15, PPD’s standard Fee Structure for the following January 1 through December 31 shall apply, pending the execution and implementation of the replacement Attachment A.

B.            Start-up, Technology, Project Management, and Additional Costs. CLIENT shall compensate PPD for Start-up, Technology, Resource Costs, Project Management, and Additional Costs as set forth in Attachment A. Technology Costs shall only be incurred upon prior written approval by CLIENT.

C.            Billing and Payment. PPD shall submit monthly invoices to CLIENT setting forth Resource Costs in addition to applicable Start-up, Technology, Project Management, and Additional Costs. Payment shall be due within thirty (30) days of receipt of the invoice. PPD’s federal tax identification number is 56-2203444.

D.            Noncancelable Obligations. If this Agreement is terminated pursuant to Section 4 hereof, PPD shall be compensated for all fees and costs accrued and unpaid through the date of termination and reasonable “wrap-up” period. Promptly upon sending or receiving notice of termination of this Agreement for any reason, PPD shall use all reasonable efforts to minimize any further costs and to promptly cancel all cancelable commitments. In addition, PPD shall be reimbursed for any and all noncancelable and reasonable obligations owed to third parties and incurred by PPD in rendering the Services.

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6.             Independent Contractor Status. PPD is and at all times shall be an independent contractor in the performance of this Agreement and is not authorized to bind CLIENT to any agreement or contract, of in any other manner, with any third party. PPD shall exercise control over its employees and agents and shall be solely responsible for the verification of identity and employment eligibility, for the payment of any wages, salaries. or other remuneration of its employees and agents, and for the payment of any payroll taxes, contributions for unemployment or workers compensation, social security, pensions, or annuities which are imposed as a result of the employment of PPD’s employees and/or agents.

7.             Rights to Program and Other Property. All computer programs, including any documentation relating thereto, and all trade secrets, copyrights, and other intellectual and proprietary rights, developed by PPD in connection with the performance of services hereunder, are owned by and shall remain the exclusive proprietary property of PPD. Such materials shall be deemed confidential business information of PPD and subject to the limitations and restrictions of Section 8 of this Agreement. Any data or information generated by PPD as a result of inquiries received through the CLIENT toll-free number(s), documents and information supplied to PPD by CLIENT or any patients or health care professionals purchasing, using, or prescribing CLIENT products, including product package inserts, protocols, training materials, and any reports or compilation of data, inquiries, or responses prepared by PPD in performing the services for CLIENT shall be referred to as “CLIENT Information.” CLIENT Information shall be owned by CLIENT and, to the extent that it is reduced to written form, CLIENT shall be deemed owner of the copyright in relation to such materials. Such materials shall be deemed confidential business information of CLIENT and subject to the limitations and restrictions of Section 8 of this Agreement. Within five (5) business days after the termination of this Agreement for any reason, the CLIENT Information shall be returned to CLIENT except for one copy which may be kept for archival purposes only. PPD shall not use CLIENT Information for any purpose other than carrying out the terms of this Agreement.

8.             Confidential Information. CLIENT and PPD hereby acknowledge that their businesses involve the development of valuable and confidential business information. “CLIENT Confidential Information” shall mean any information treated by CLIENT as confidential, including without limitation CLIENT date and information relating to AE’s received through CLIENT toll-free number(s) treated by PPD as confidential, including PPD’s use of telephone services to provide access to a wide variety of information on a national basis. During the term of this Agreement, and for a period of five (5) years following the implementation of this Agreement, PPD and CLIENT agree that. without the prior written consent of the other party, it shall not disclose to any third party nor use for any purposes whatsoever, other than that set forth herein, any CLIENT Confidential Information or PPD Confidential Information which has been disclosed by the other party or by any other person or entity on behalf of the other party or learned in the performance hereof. All Confidential Information containing personal data shall be handled in accordance with all application law, including, but not limited to the European Data Protection Directive [EC/95/46]. In addition, neither party shall disclose the essential terms of this Agreement to any other entity or person. This obligation of non-disclosure does not extend to Confidential Information which was in the possession of or known by either party prior to their receipt of the information from the other party as evidenced by written records; is or becomes available to the general public by acts not attributable to a breach or default of an agreement by the other party; is hereafter furnished to CLIENT or PPD by a third party as a matter of right without restriction on disclosure; or that CLIENT or PPD is obligated to produce under Court or governmental order, limited to the purposes and extent of such order, in which case either party will notify the other as far in advance as possible to allow the other party to challenge such production. In addition, each party further agrees to use its reasonable precaution to safeguard the confidentiality of all proprietary information and trade secrets of the other party. Upon termination of this Agreement by either party, all Confidential Information shall be returned to each party, upon request by the other, except for one copy which may be kept for archival purposes. Neither party

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shall make any press releases during the term of this Agreement with respect to the existence of this Agreement, without the prior consent of the other party, unless such disclosure is required by Law.

9.             Noninterference with Employees. Each party acknowledges that the other’s employees have received special training and have expertise in rendering services and are a valuable and unique asset of such party’s business. During the period this Agreement in effect and for a one (1) year period following the termination of this Agreement, party agrees that, without the prior written consent of the other, it shall neither hire any person who has been under the employment of the other during the term of this Agreement nor shall it solicit any such person (i) to terminate his or her employment with such party or (ii) to become associated with the other or its affiliates. The following shall not be deemed to prohibit a party from hiring an employee of the other as a result of an unsolicited response by such employee to an open advertisement for employment.

10.           Remedies. No adequate remedy at law may exist or be available in the event of a breach or threatened breach of the covenants contained in Sections 7, 8 and 9. In the event of any breach or threatened breach by CLIENT or PPD, the other party shall be entitled to seek injunctive relief, including a temporary restraining order and preliminary injunction, without the posting of bond or other security restraining such breach by the other party; provided, however, that nothing herein shall be construed as prohibiting the other party from pursuing any other remedies available with respect to such breach or threatened breach, including the recovery of damages.

11.           Indemnification. CLIENT shall indemnify and save PPD harmless from any claim, loss, liability, or expense, including reasonable attorneys’ fees, which may be incurred by or asserted against PPD as a result of or arising from CLIENT’s breach or default of this Agreement, the negligence or misconduct of CLIENT or its employees, or on account of the CLIENT data. PPD shall indemnify and save CLIENT harmless from any claim, loss, liability, or expense, including reasonable attorneys’ fees, which may be incurred by or asserted against CLIENT as a result of or arising from PPD’s breach or default of this Agreement or from the negligence or misconduct of PPD or its employees in performance of the services hereunder. The indemnifying party, provided it properly notifies in advance and protects the interests of the other party, shall have the sole control of the defense of any such action which shall be exercised reasonably and of all negotiations for its settlement or compromise, and the other party will provide, at the indemnifying party’s expense, reasonable assistance in defending, at the indemnifying party’s discretion, any claim, suit, or action. Neither party shall settle or admit liability with respect to any such claims, charges, suits or other actions (which could result in injury to the other party without the prior written consent of the other party) which consent shall not be unreasonably withheld or delayed; provided. however, neither party may settle a claim or action related to a liability without the consent of the other party if such settlement would impose any monetary obligation an the other party or require the other party to submit to an injunction or otherwise limit the other party’s rights under this Agreement.

12.           Insurance of PPD. During the term of this Agreement, PPD shall maintain in full force and effect comprehensive general liability insurance, including professional and contractual liability coverages, with aggregate coverage of no less than $2,000,000 single limit. If so requested by CLIENT, PPD shall provide CLIENT a certificate evidencing such insurance. If the insurance is on a “claims made” basis, if commercially available at a reasonable premium, PPD shall obtain coverage for at least seven (7) years after termination of this Agreement,

13.           Liability: Disclaimers.

A.            Liability. Except for acts constituting gross negligence or willful misconduct, neither party shall be liable to the other under or in connection with this Agreement for

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special, indirect, consequential, punitive, or exemplary damages of any nature, including lost profits or savings.

B.            Force Majeure. Neither party shall be liable, in any manner, for failure to meet its obligations pursuant to this Agreement to the extent that such failure is caused by matters which are beyond the reasonable control of such party, including, without limitations, any delay of carriers, supplies, or telecommunication providers, any extreme weather, any Act of God, or any Change of Law. “Change of Law” means any change in, or binding change, in the judicial or administrative interpretation of, or adoption of, any Law, which is implemented after the date hereof. “Law” means any federal, state. local, or other constitution, charter, act, Statute, law, ordinance, code, rule, regulations, order, specified standards or subjective criteria contained in any applicable permit or approval, or other legislative or administrative action of the United States of America or any state law agency, department authority, political subdivision of other instrumentality of either thereof, or a final decree, judgement, or order of a court. If the Force Majeure continues for more than thirty (30) days, the party not suffering  the Force Majeure may terminate this Agreement upon five (5) days written notice to the other party.

14.           Assignment and  Delegation of Duties. Neither party hereto may assign any of its rights or delegate any of its duties hereunder without the other party’s express written consent to such assignment or delegation, except that CLIENT may, without consent, assign its rights and responsibilities hereunder to any Affiliate of CLIENT or by any corporation, firm, or other business entity with or into which CLIENT may merge or consolidate or to which CLIENT may sell or transfer all or substantially all of its assets.

15.           Governing Law. This Agreement shall be construed and governed under the laws of the State of Delaware.

16.           Severability. Any invalidity or unenforceability of any paragraph or part of any paragraph herein shall not in any way affect the validity or enforceability of any other paragraph or any part of any other paragraph, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

17.           Entire Agreement. This Agreement, including all attachments and schedules attached hereto, constitutes the entire Agreement among the parties pertaining to the subject matter contained herein and supersedes any and all prior and contemporaneous agreements, representations, and understandings. No supplement to or modification of this Agreement shall be binding unless executed in writing by each of the parties hereto.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be signed by its duly authorized officers as of the day and year; first above written.

ATP, LLC

By:	Date:

Printed Name:

Title:

RELIANT PHARMACEUTICALS, LLC

By:	Date:

Printed Name:

Title:

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ATTACHMENT A

PPD FEE STRUCTURE

	01/01/02 -12/31/02	01/01/03 -12/31/03
START-UP COSTS (Hourly)
Start-Up Costs Include: SOP Development and Approval and Project-Specific Training Development:	$95.00	$750.00

TECHNOLOGY COSTS (as Indicated)
Workstation Set-up (per Station :
Information Systems Support, Database and Report Programming, Videoconferencing and Telephone Programming Rate (per hour):	$750.00	$750.00
After-Hours Laptop Hardware Set-Up (per Laptop):	$1,800.00	$1,926.00
RESOURCE COSTS (hourly unless otherwise indicated)
Staff Rate for Travel/Training Period or Specified Hourly Services:
Product Safety Specialist	$100.00	$106.00
Senior Product Safety Specialist	$110.00	$116.60
Safety Physician	$250.00	$268.00
Research Assistant/Data Entry	$75.00	$79.50
Management Rate
Safety Coordination specialist, Supervisor, Trainer, Quality Assurance Personnel, Associate Director, Product Safety Manager	$135.00	$144.50
Medical Writer Rate:	$	$
Senior Medical Writer:	$100.00	$106.00
Quality Assurance Reviewer	$100.00	$106.00
Adverse Event Report Management Rate (per Event)
Non-Serious Adverse Event:	$318.00	$318.00
Serious Adverse Event (SAE):	$848.00	$848.00
Expedited AEs (Serious/Unexpected)	$1,060.00	$1,060.00
Annual Report for [***] (per Drug):	$9,000.00	$9,000.00
Annual Report for [***] (per Drug):	$9,000.00	$9,000.00
Annual Report for [***] (per Drug):	$9,000.00	$9,000.00
PSUR Report for New Drug 1** (per Drug)	$9,000.00	$9,000.00
PSUR Report for New Drug 2** (per Drug)	$9,000.00	$9,000.00

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Monthly Product Safety/Pharmacovigilance (PSPV) Management Fee:	$		$
Literature Searches:
Write Search Strategy (One-time per Chemical Entity)		$250.00		$267.50
Execute Monthly Search Strategy (per Chemical Entity)		$60.00		$64.20
Review Citations for Reportability (per Hour)		$101.00		$108.10
	$		$
ADDITIONAL COSTS (as Indicated)

Telephone/Pager/Cell Phone Charges, Faxing, Outsourced Photocopying, Translation Services, Travel, Meals, Copyright Clearance, External Document Retrieval, Supplies, Postage and Fulfillment, Off-Site Storage:

	$	Cost+5%	$	Cost+5%
Document Storage, Medical Record Retrieval:	$	Cost+5%	$	Cost+5%
Travel, Meals, Copyright Clearance, External Document Supplier:	$	Cost	$	Cost
Postage and Fulfillment:	$	Cost+$.50/ piece	$	Cost+$.50/ piece
Internal Document Procurement (per Document):		$15.00		$15.00
Videoconferencing (per Hour):		$135.00		$135.00
REACTIONS Database (per Year):		$1,000.00		$1,350.00

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ATTACHMENT A

PPD FEE STRUCTURE

“Annual report charge is based on a base cost of $8,000 per report plus a surcharge that depends on AE/SAE volume. The surcharge is $1,000 if there are no more than 100 reported events (80 AE’s and 20 SAE’s) per product during the reporting interval. Should the volume of AE/SAEs exceed this threshold, additional charges would be calculated on a prorated basis.

**It is recommended that RELIANT request a waiver from FDA to allow filing of PSURs instead of quarterly reports that are required for New Drugs #1 and #2 for the 3 years following FDA approval.  The costs to RELIANT would be substantially less using the PSUR Format, as is outlined in the example below:

EXAMPLE: New Drug 1 QUARTERLY REPORTS:

•      $5,000 Basic Cost for a periodic quarterly report = $20,000/yr

•      $1,000 per drug for up to 100 AE’s = $4,000/yr

•      total cost per drug for quarterly reports per year = $24,000/yr

New Drug 1 Semiannual PSUR Report:

•      $8,000 Basic Cost for each PSUR Report = $16,000/yr.

•      $1,000 per drug for up to 100 AE’s = $2,000/yr

•      Total cost per drug for 2 semiannual PSUR reports = $18,000/yr

If granted a waiver, RELIANT would not need to submit the quarterly reports for two years but would instead file a PSUR semiannually for three years. The waiver also provides that the NDA holder would not be required to submit the 3500A’s for non-serious AE’s; only line listings would be required.

The total cost savings to RELIANT if they are granted the waiver for New Drugs #1 & #2 would be $12,000/year.

Last, an important point to remember is that a separate periodic report is required for each marketed formulation of the same drug, whereas a PSUR is prepared for each molecular entity, regardless of different formulations.  For multiple drug formulations of the same molecular entity, PSUR charges will be billed at a higher rate as follows:

$12,000 Basic Cast for Each PSUR = $24,000/yr

$1000 for up to 100 AEs including 20 SAEs = $2,000/yr

- NOTE: The following dates are considered as holidays for the purpose of this Agreement. If requested by CLIENT, in writing at least 60 working days in advance, PPD will provide services to CLIENT on these days as mutually agreed at PPD’s Holiday rates.

New Year’s Day (observed)	Good Friday
Memorial Day	July Fourth (observed)
Labor Day	Thanksgiving
Day After Thanksgiving	Christmas Day (observed)
Day After Christmas or Christmas Eve Day (observed)	New Year’s Eve Day

Should the project operate on weekends, holiday rates will apply to Easter Sunday and to weekend days on which the above-observed holidays actually occur.

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AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (“Amendment No. 1”) is made this 15th day of January, 2004 (“Effective Date”) by and between Reliant Pharmaceuticals, LLC (“CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Product Safety/Pharmacovigilance Services Agreement dated February 25, 2003 (“Agreement”) pursuant to which PPD provides certain medical information services to CLIENT and

WHEREAS, CLIENT and PPD wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       The last sentence of Section 1C(i), Services Provided by PPD, PSPV Services, Non Serious AEs, shall be deleted in its entirety and replaced with the following two (2) sentences:

“Completed case files and source documents will be retained for a period of time determined by mutual agreement and in accordance with applicable laws and regulations. PPD’s validated safety platform will be implemented during the first quarter of calendar year 2004, after which time all non-serious AEs shall be processed, archived, and analyzed within this system.”

2.                                       The last sentence of Section 1C(ii), Services Provided by PPD, PSPV Services, SAEs, shall be deleted in its entirety and replaced with the following two (2) sentences:

“Completed case files and source documents will be retained for a period of time determined by mutual agreement and in accordance with applicable laws and regulations. PPD’s validated safety platform will be implemented during the first quarter of calendar year 2004, after which time all SAEs shall be processed, archived, and analyzed within this system.”

3.                                       Section 1C(iv), Services Provided by PPD, PSPV Services, Periodic Scientific Literature Surveillance, shall be deleted in its entirety and replaced with the following:

“(iv) Periodic Scientific Literature Surveillance. PPD will process all AEs/SAEs identified as a result of regularly scheduled systematic scientific literature surveillance. Unless otherwise specified by CLIENT, scientific literature surveillance will be performed using a minimum of two databases (EMBASE, Medline) at least [***]. If requested, CLIENT will be provided with photocopies of scientific literature which cite safety issues, for which CLIENT will be charged article procurement fees and copyright clearance fees. In addition, upon CLIENT request, PPD will make provisions for language translation, and translation fees will be charged for non-English articles as specified in Attachment A. Should CLIENT not request translation services, PPD will send

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

photocopies of non-English articles to CLIENT, and CLIENT will assume full responsibility for their further processing.”

4.                                       Section 1C(v) is revised to include the title “Periodic Safety Reports” and shall be amended to include the following:

“In order to be in full regulatory compliance, PPD shall utilize a validated safety database for comprehensive management of adverse events. This system shall comply with 21 CFR Part 11. PPD estimates that CLIENT will require one dedicated license (user seat) for use by PPD staff; with payment of additional setup fees, CLIENT may request secured read-only access to CLIENT safety data from CLIENT premises. Any request for ad hoc safety database query will be charged at time and materials by IT staff. Such validated safety database shall be fully operational by March 31, 2004.”

5.                                       Section 1D, Services Provided by PPD, Project Management, shall be deleted in its entirety and replaced with the following:

“D. PSPV Project Management. PPD shall perform PSPV Project Management support which includes, but is not limited to, oral and written communication with CLIENT, procedure and protocol development, procedure and protocol maintenance, report generation, training plan development, staff training, staff supervision and development, quality assurance (including review of AE and product complaint reports), consultative services, meeting preparation and conduction, and communication with other third parties necessary to business operations. Such services may be provided by Supervisor(s), Safety Coordination Specialist(s), Product Safety Manager(s), Quality Assurance Personnel, Trainer(s), Associate Director(s), Director(s), Executive Director(s), and/or Vice-President(s). A monthly PSPV Project Management fee shall be invoiced to CLIENT to cover ongoing costs for performance of the above-listed activities in the provision of safety and pharmacovigilance services required by regulatory agencies. Fees for the processing of individual case safety reports (ICSRs) are invoiced on a ‘per event’ basis according to the fee schedule presented in Attachment A of this Amendment No. 1.”

6.                                       Section 5A of the Agreement, Payments for Services Rendered by PPD, Resource Costs shall be deleted in its entirety and replaced with the following:

“CLIENT shall compensate PPD for performance of services rendered by PPD pursuant to this Agreement on a monthly basis. The invoice will include cases submitted for the preceding month and billable hours and costs applied to the project according to the rates stated in Attachment A. When off-site travel is requested by CLIENT, staff time will be billed at rates shown in Attachment A. The PPD Fee Structure attached to the Agreement as Attachment A shall be revised by PPD on an annual basis during the term of the Agreement. On or before October 15th of each year during the term of the Agreement, PPD shall provide CLIENT with the revised PPD Fee Structure reflecting PPD’s rates for the upcoming

2

calendar year, which revised PPD Fee Structure shall be attached to this Agreement and incorporated by reference herein. Unless otherwise agreed to by the parties in writing, the new PPD Fee Structure shall be in effect for the duration of such upcoming calendar year beginning on January 1st and ending on December 31st.”

7.                                       Pursuant to Paragraph 6 above, the 2004 PPD Fee Structure attached to this Amendment No. 1 shall be effective beginning January 1, 2004 and shall remain in effect until December 31, 2004.

8.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment No. 1 shall control.

9.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.	ATP, LLC

By:	By:

Name:	Name:

Title:	Title:

3

ATTACHMENT A
2004 PPD FEE STRUCTURE
01/01/2004 - 12/3l/2004

TECHNOLOGY COSTS (as indicated)
Information Systems Support, Database and Report Programming, Videoconferencing and Telephone Programming Rate (per hour):		$144.50
Bibliographic Database Access (MedLine, EMBASE, REACTIONS) (per year):		$1,500.00
Validated Safety Database (first year) single seat license, Database validation, and test scripts (invoiced upon implementation in Q1 2004):		$15,000.000

RESOURCE COSTS (hourly unless otherwise indicated)
Management Rate
Supervisor, Trainer, Quality Assurance Personnel, Product Safety Specialist:		$109.00
Associate Director, Product Safety Manager:		$154.75
Director, Executive Director/Vice President:		$182.25
Periodic Safety Literature Searches*
Develop Search Strategy (One Time Fee per Chemical Entity):		$267.50
Execute Monthly Search Strategy (per Chemical Entity):		$64.20/search
Review Abstracted Citations/Retrieved Articles for Reportability:		$108.10
Clinical Communications Medical Writing Rates
Medical Writer:		$103.00
Senior Medical Writer:		$114.50
Editorial & Literature Search Coordinator:		$91.50
Adverse Event Report Management Rate (per event)
Non-Serious Adverse Event:		$449.00
Serious Adverse Event (SAE):		$949.00
Literature Adverse Event Report :		$849.00
Annual NDA Safety Reports
Annual Report for [***]**:		$9000.00
Annual Report for [***]**:		$9000.00
Annual Report for [***]**:		$9000.00
Monthly Product Safety/Pharmacovigilance (PSPV) Management Fee:		$5000.00
Staff Rate for Travel or Specified Hourly Services
Product Safety Specialist:		$106.00
Senior Product Safety Specialist:	116.50
Medical Director:		$265.00
Research Assistant/Data Entry:		$79.50

ADDITIONAL COSTS (as Indicated)

Telephone/Pager/Cell Phone Charges, Faxing, Outsourced Photocopying, Translation Services, Travel, Meals, Copyright Clearance, External Document Retrieval, Supplies, Postage and Fulfillment, Off-Site Storage:

	$	Cost
Internal Photocopying:		$0.08/copy
Internal Document Procurement:		$16.00/document

*Literature Search service is currently provided for Innopran XL. Scheduled literature searches for identification of safety issues are charged per search per month. Review and evaluation of abstracted citations and/or retrieved articles for reportability are charged at actual time spent. If the search results in an identifiable AE/SAE, it will be transitioned to PPD Safety Staff for further processing at regular AE/SAE rates.

**Annual report charge is based on a base cost of $8,000 per report plus a surcharge that depends on AE/SAE volume. The surcharge is $1,000 if there are no more than 100 reported events (80 AEs and 20 SAEs) per product during the reporting interval. Should the volume of AE/SAEs exceed this threshold, additional charges would be calculated on a prorated basis.

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

AMENDMENT NO. 2

THIS AMENDMENT NO. 2 (“Amendment No. 2”) is made this 30th day of March, 2004 (“Effective Date”) by and between Reliant Pharmaceuticals, LLC (“CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD).

WHEREAS, CLIENT and PPD entered into a certain Product Safety/Pharmacovigilance Services Agreement dated February 25, 2003 (“Agreement”) as amended by Amendment No. 1 dated January 15, 2004 (“Amendment 1”) pursuant to which PPD provides certain medical information services to CLIENT; and

WHEREAS, the Agreement together with Amendment 1 shall collectively be referred to herein as the “Agreement”; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       The line item entitled “Annual NDA Safety Reports” on the 2004 PPD Fee Structure pursuant to Amendment 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Periodic Safety Reports**
Annual NDA Report (per 21 CFR 314.81)***:	$9000.00
Quarterly NDA Report (per 21 CFR 314.80)***:	$5500.00
Quarterly NDA Report (with 0 AE/SAE reports)***:	$1000.00

2.                                       Pursuant to paragraph 1 above, the Revised 2004 PPD Fee Structure attached to this Amendment No. 2 as Attachment A shall remain in effect until December 31, 2004.

3.                                       Upon execution, this Amendment 2 shall be made a part of the Agreement and incorporated by reference herein.

4.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment No. 2 shall control.

5.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.	ATP, LLC

By:	By:

Name:	Name:

Title:	Title:

ATTACHMENT A
2004 PPD FEE STRUCTURE
01/01/2004 - 12/3l/2004

TECHNOLOGY COSTS (as indicated)
Information Systems Support, Database and Report Programming, Videoconferencing and Telephone Programming Rate (per hour):		$144.50
Bibliographic Database Access (MedLine, EMBASE, REACTIONS) (per year):		$1,500.00
Validated Safety Database (first year) single seat license, Database validation, and test scripts (invoiced upon implementation in Q1 2004):		$15,000.000

RESOURCE COSTS (hourly unless otherwise indicated)
Management Rate
Supervisor, Trainer, Quality Assurance Personnel, Product Safety Specialist:		$109.00
Associate Director, Product Safety Manager:		$154.75
Director, Executive Director/Vice President:		$182.25
Periodic Safety Literature Searches*
Develop Search Strategy (One Time Fee per Chemical Entity):		$267.50
Execute Monthly Search Strategy (per Chemical Entity):		$64.20/search
Review Abstracted Citations/Retrieved Articles for Reportability:		$108.10
Clinical Communications Medical Writing Rates
Medical Writer:		$103.00
Senior Medical Writer:		$114.50
Editorial & Literature Search Coordinator:		$91.50
Adverse Event Report Management Rate (per event)
Non-Serious Adverse Event:		$449.00
Serious Adverse Event (SAE):		$949.00
Literature Adverse Event Report :		$849.00
Periodic Safety Reports**
Annual NDA Report (per 21 CFR 314.81)***:		$9000.00
Quarterly NDA Report (per 21 CFR 314.80)***:		$5500.00
Quarterly NDA Report (with 0 AE/SAE reports)***:		$1000.00
Monthly Product Safety/Pharmacovigilance (PSPV) Management Fee:		$5000.00
Staff Rate for Travel or Specified Hourly Services
Product Safety Specialist:		$106.00
Senior Product Safety Specialist:		$116.50
Medical Director:		$265.00
Research Assistant/Data Entry:		$79.50

ADDITIONAL COSTS (as indicated)

Telephone/Pager/Cell Phone Charges, Faxing, Outsourced Photocopying, Translation Services, Travel, Meals, Copyright Clearance, External Document Retrieval, Supplies, Postage and Fulfillment, Off-Site Storage:

	$	Cost
Internal Photocopying:		$0.08/copy
Internal Document Procurement:		$16.00/document

*Literature Search service is currently provided for InnoPran XL. Scheduled literature searches for identification of safety issues are charged per search per month. Review and evaluation of abstracted citations and/or retrieved articles for reportability are charged at actual time spent. If the search results in an identifiable AE/SAE, it will be transitioned to PPD Safety Staff for further processing at regular AE/SAE rates.

**Refer to Appendix for listing of drug products subject to annual or quarterly NDA periodic reports.

***Annual report charge is based on a base cost of $8,000 per report plus a surcharge that depends on AE/SAE volume. The surcharge is $1,000 if there are no more than 100 reported events (80 AEs and 20 SAEs) per product during the reporting interval. Should the volume of AE/SAEs exceed this threshold, additional charges would be calculated on a prorated basis.  Routine line listings and summary tabulations for annual reports are provided upon client request at no additional charge.

Quarterly report charge is based on a base cost of $5,000 per report plus a surcharge that depends on AE/SAE volume.  The surcharge is $500 if there are no more than 50 reported events (40 AEs and 10 SAEs) per product during the reporting interval.  Should the volume of AE/SAEs exceed this threshold, additional charges would be calculated on a prorated basis.  If there are no reported events, AE or SAE, then the charge for the quarterly report is $1,000

APPENDIX

Periodic NDA Reporting Obligations

Annual Report

[***]

[***]

[***]

[***]

Quarterly Report

[***]

[***]:  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 3

THIS AMENDMENT NO. 3 (“Amendment”) is made this 29th day of November, 2004 (“Effective Date”) by and between Reliant Pharmaceuticals, Inc. (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”)

WHEREAS, CLIENT and PPD entered into a certain Product Safety/Pharmacovigliance Services Agreement dated February 25, 2003, as amended by Amendment No. 1 dated January 15, 2004 and Amendment No. 2 dated March 30, 2004 (collectively, the “Agreement”) pursuant to which PPD provides certain medical information services to CLIENT; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The last sentence of Section 1C(i) of the Agreement shall be deleted in its entirety and replaced with the following:

“Completed case files and source documents will be retained for a period of time determined by mutual agreement and in accordance with applicable laws and regulations. All non-serious AEs shall be processed, archived, and analyzed through utilization of a validated safety platform.”

2.             The last sentence of Section 1C(ii) of the Agreement shall be deleted in its entirety and replaced with the following:

“Completed case files and source documents will be retained for a period of time determined by mutual agreement and in admittance with applicable laws and regulations. All SAEs shall be processed, archived, and analyzed through utilization of a validated safety platform.”

3.             Section 1C(iv) of the Agreement shall be deleted in its entirety and replaced with the following:

“(iv) Periodic Scientific Literature Surveillance. PPD will process all AEs/SAEs identified as a result of regularly scheduled systematic scientific literature surveillance. Unless otherwise specified by CLIENT, scientific literature surveillance will he performed at least [***] using [***] bibliographic databases (EMBASE, Medline, Reactions Weekly). If requested, CLIENT will be provided with photocopies of scientific literature which cite safety issues, for which CLIENT will be charged article processing and/or procurement fees and applicable copyright clearance fees. In addition, upon CLIENT request, PPD will make provision for language translation, and translation fees for non-English articles will be charged on a pass-through basis. Should CLIENT not request translation service, PPD will send photocopies of non-English articles to CLIENT and CLIENT will assume full responsibility for their further processing.”

[***]:  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment hasbeen requested with respect to the omitted portions.

4.             In Section 1D of the Agreement “Safety Coordination Specialist(s)” shall be deleted and replaced by “Product Safety Specialist(s)”.

5.             Pursuant to Section 5A of the Agreement, Services Provided by PPD the 2005 PPD Fee Structure attached to this Amendment No. 3 as Attachment A shall be effective beginning January 1, 2005 and shall remain in effect until December 31, 2005.

6.             In Section 5C of the Agreement ‘56-2203444’ shall be deleted and replaced by “22-2734293”.

7.             The Appendix to the Agreement shall be deleted in its entirety and replaced by the Appendix attached hereto.

8.             In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

9.             Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Keith Rotenberg	By:	/s/ Lori Eberhardt

Name:	Keith S. Rotenberg, Ph.D.	Name:	Lori Eberhardt

Title:	Sr. VP, Research & Development	Title:	VP, Operations

ATTACHMENT A
Revised 2005 PPD FEE STRUCTURE
01/01/2005 - 12/31/2005

TECHNOLOGY COSTS (as indicated)
Information Systems Support, Database and Report Programming, Videoconferencing and Telephone Programming Rate (per hour):		$144.50
Bibliographic Database Access (MedLine, EMBASE, REACTIONS) (per month):		$500.00
Validated Safety Database (maintenance/year)		$3,000.00

RESOURCE COSTS (hourly unless otherwise indicated)
Management Rate
Supervisor, Product Safety Manager, Trainer, Quality Assurance:		$123.00
Product Safety Specialist:		$109.00
Associate Director:		$154.75
Director, Executive Director/Vice President:		$182.25
Periodic Safety Literature Searches
Execute Monthly Search Strategy (per Chemical Entity)(per search)		$80.25
Review abstract/title for reportability (per abstract)		$9.75
Article Management (per article)		$13.50
Full text article review & analysis (per article)		$80.25
Adverse Event Report Management Rate (per event)
Non-Serious Adverse Event:		$471.50
Serious Adverse Event (SAE):		$996.50
Literature Adverse Event Report:		$883.00
Periodic Safety Reports*
Annual NDA Report (per 21CFR 314.81)**		$9,500.00
Quarterly NDA Report (per 21CFR 314.80)**		$5,800.00
Quarterly NDA Report (with no AE/SAE reports)**		$1,000.00
Monthly Product Safety/Pharmacovigilance (PSPV) Management Fee:		$5,200.00
Staff Rate for Travel or Specified Hourly Services
Product Safety Specialist:		$109.00
Senior Product Safety Specialist:		$118.00
PSM:		$123.00
Medical Director:		$255.00
Research Assistant/Data Entry:		$79.50

ADDITIONAL COSTS (as indicated)

Telephone/Pager/Cell Phone Charges, Faxing, Outsourced Photocopying, Translation Services, Travel, Meals, Copyright Clearance, External Document Retrieval, Supplies, Postage and Fulfillment, Off-Site Storage:

	$	Cost
Internal Photocopying:		$0.09/copy

*Refer to Appendix for listing or drug products subject to annual or quarterly NDA periodic reports.

**Annual report charge is based on a base cost of $8,500 per report plus a surcharge that depends on AE/SAE volume.  The surcharge is $1,000 if there are no more than 100 reported events (80 AEs and 20 SAEs) per product during the reporting interval.  Should the volume of AE/SAEs exceed this threshold, additional charges would be calculated on a prorated basis.

Quarterly report is based on a base cost of $5,300 per report plus a surcharge that depends on AE/SAE volume.  The surcharge is $500 if there are no more than 50 reported events (40 AEs and 10 SAEs) per product during the reporting interval.  Should the volume of AE/SAEs exceed this threshold, additional charges would be calculated on a prorated basis. If there are no reported events, then the charge for the quarterly report is $1,000.

1

APPENDIX

Periodic NDA Reporting Obligations

Annual Reports

[***]

[***]

[***]

[***]

[***]

Quarterly Reports

[***]

[***]

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

AMENDMENT NO. 4

THIS AMENDMENT NO. 4 (“Amendment”) is made this 7th day of November, 2005 (“Effective Date”) by and between Reliant Pharmaceuticals, Inc. (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Product Safety/Pharmacovigilance Services Agreement dated February 25, 2003, as amended by Amendment No. 1 dated January 15, 2004, Amendment No. 2 dated March 30, 2004 and Amendment No. 3 dated November 29, 2004 (collectively, the “Agreement”) pursuant to which PPD provides certain medical information services to CLIENT; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Section 1C(i):  The second sentence shall be deleted in its entirety and replaced with the following:

“PPD will send to CLIENT, via email, a [***] summary report of all AEs received for that [***], unless otherwise specified by CLIENT.”

2.                                       Section 1C(ii):  The second sentence shall be deleted in its entirety and replaced with the following:

“PPD will notify CLIENT immediately via telephone or email, but no later than [***], of all SAE reports received by PSPV. These reports will also be included in the [***] summary report.”

3.                                       Attachment A to the Agreement shall be deleted in its entirety and replaced by the revised Attachment A attached hereto.

4.                                       Attachment A to this Amendment shall be effective beginning January 1, 2006 and shall remain in effect through December 31, 2006.

5.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

6.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[***]:  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Steve Ketchum	By:	/s/ Vivian Broach

Name:	Steve Ketchum, Ph.D.	Name:	Vivian Broach, Pharm D

Title:	Sr. VP, R&D	Title:	Executive Director, Ops.

Date:	November 7, 2005	Date:	November 10, 2005

ATTACHMENT A
2006 PPD FEE STRUCTURE

01/01/2006 -
HOURLY RATES (unless otherwise indicated)	12/31/2006
PRODUCT SAFETY/PHARMACOVIGILANCE (PSPV) RATES
Monthly PSPV Management Fee	[***]
Program Management
PSPV Medical Director	[***]
PSPV Director	[***]
PSPV Associate Director	[***]
Product Safety Manager	[***]
Product Safety Specialist	[***]
Product Safety Assistant	[***]
Adverse Event Report Management (per event)
Non-Serious Adverse Event	[***]
Serious Adverse Event	[***]
Literature Adverse Event Report	[***]
Periodic Safety Literature Searches
Execute Monthly Search Strategy (per chemical entity)(per search)	[***]
Review abstract/title for reportability (per abstract)	[***]
Full text article review & analysis (per article)	[***]
Periodic Safety Reports(1)
Annual NDA Report (per 21CFR 314.81)(2)	[***]
Quarterly NDA Report (per 21CFR 314.80)(2)	[***]
Quarterly NDA Report (with no AE/SAE reports)(2)	[***]
INFORMATION TECHNOLOGY (IT) RATES
Information Systems Support, Database & Report Programming, Telephone Programming, and Workstation Set-up	[***]
Bibliographic Database Access - MEDLINE, EMBASE, REACTIONS (per month)	[***]
Validated Safety Database Access (per month)	[***]

01/01/2006 -
ADDITIONAL COSTS (as indicated)	12/31/2006

External Document Procurement, Language Translation, Copyright Clearance, Telephone, Pager & Fax Usage, Postage & In-house Fulfillment, Wide Area Network Access, Travel, Meals, Supplies, Off-site Storage and Outsourced Copying, Literature Searches

[***]
Internal Document Procurement (per document)	[***]
Internal Copying (per page)	[***]
Videoconferencing (per hour)	[***]

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Note 1:  Refer to Appendix for listing of drug products subject to annual or quarterly NDA periodic reports.

Note 2:  The annual and quarterly report charges are invoiced on a per report basis. If there are five or fewer reported events for the reporting Interval, then the charge for the quarterly report is [***] .

PPD invoices on a monthly basis according to the rates shown above.

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 5

THIS AMENDMENT NO. 5 (“Amendment”) is made this 28th day of June, 2006 (“Effective Date”) by and between Reliant Pharmaceuticals, Inc (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Product Safety/Pharmacovigilance Services Agreement dated February 25, 2003, as amended by Amendment No. 1 dated January 15, 2004, Amendment No. 2 dated March 30, 2004, Amendment No. 3 dated November 29, 2004 and Amendment No. 4 dated November 7, 2005 (collectively, the “Agreement”) pursuant to which PPD provides certain medical information services to CLIENT; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Attachment A to the Agreement shall be deleted in its entirety and replaced by the revised Attachment A attached hereto.

2.                                       The Appendix attached to the Agreement shall be deleted in its entirety and replaced by the revised Appendix attached hereto.

3.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

4.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Steve Ketchum	By:	/s/ Lori Eberhardt

Name:	Steve Ketchum, Ph.D.	Name:	Lori Eberhardt

Title:	Sr. VP, R&D and Medical Affairs	Title:	VP, Operations

Date:	June 28, 2006	Date:	July 13, 2006

ATTACHMENT A

2006 PPD FEE STRUCTURE

01/01/2006 -
HOURLY RATES (unless otherwise indicated)	12/31/2006
PRODUCT SAFETY/PHARMACOVIGILANCE (PSPV) RATES
Monthly PSPV Management Fee	[***]
Program Management
PSPV Medical Director	[***]
PSPV Director	[***]
PSPV Associate Director	[***]
Product Safety Manager	[***]
Product Safety Specialist	[***]
Product Safety Assistant	[***]
Adverse Event Report Management (per event)
Non-Serious Adverse Event	[***]
Serious Adverse Event	[***]
Literature Adverse Event Report	[***]
Periodic Safety Literature Searches
Execute Monthly Search Strategy (per chemical entity)(per search)	[***]
Review abstract/title for reportability (per abstract)	[***]
Full text article review & analysis (per article)	[***]
Periodic Safety Reports(1)
Annual NDA Report (per 21CFR 314.81)(2)	[***]
Annual NDA Report (per 21CFR 314.80)(2)	[***]
Quarterly NDA Report (per 21CFR 314.80)(2)	[***]
Quarterly NDA Report (with no AE/SAE reports)(2)	[***]
INFORMATION TECHNOLOGY (IT) RATES
Information Systems Support, Database & Report Programming, Telephone Programming, and Workstation Set-up	[***]
Bibliographic Database Access - MEDLINE, EMBASE, REACTIONS (per month)	[***]
Validated Safety Database Access (per month)	[***]

01/01/2006 -
ADDITIONAL COSTS (as indicated)	12/31/2006

External Document Procurement, Language Translation, Copyright Clearance, Telephone, Pager & Fax Usage, Postage & In-house Fulfillment, Wide Area Network Access, Travel, Meals, Supplies, Off-site Storage and Outsourced Copying, Literature Searches

[***]
Internal Document Procurement (per document)	[***]
Internal Copying (per page)	[***]
Videoconferencing (per hour)	[***]

Note 1:  Refer to Appendix for listing of drug products subject to annual or quarterly NDA periodic reports.

Note 2:  The annual and quarterly report charges are invoiced on a per report basis. If there are five or fewer reported events for the reporting Interval, then the charge for the quarterly report is $[***].

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PPD invoices on a monthly basis according to the rates shown above.

APPENDIX

Annual Reports

[***]

[***]
[***]
[***]
[***]

Quarterly Reports

[***]
[***]
[***]

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 6

THIS AMENDMENT NO. 6 (“Amendment”) is made this 15th day of December, 2006 (“Effective Date”) by and between Reliant Pharmaceuticals, Inc (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Product Safety/Pharmacovigilance Services Agreement dated February 25, 2003, as amended by Amendment No. 1 dated January 15, 2004, Amendment No. 2 dated March 30, 2004, Amendment No. 3 dated November 29, 2004, Amendment No. 4 dated November 7, 2005, and Amendment No. 5 dated June 28, 2006 (collectively, the “Agreement”) pursuant to which PPD provides certain post-approval safety services to CLIENT; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1              Section 1.C(iv) of the Agreement shall be deleted in its entirety and replaced with the following:

“(iv) Periodic Scientific Literature Surveillance. PPD will process all SAEs identified as a result of regularly scheduled systematic scientific literature surveillance. Unless otherwise specified by CLIENT, scientific literature surveillance will be performed at least[***] using [***] bibliographic databases (EMBASE, Medline, Reactions Weekly). If requested, CLIENT will be provided with photocopies of scientific literature which cite safety issues, for which CLIENT will be charged article processing and/or procurement fees and applicable copyright clearance fees. In addition, upon CLIENT request, PPD will make provision for language translation, and translation fees for non-English articles will be charged on a pass-through basis.”

2              A new Section 1.N. shall be added to the Agreement, to read:

“N. “MedDRA and WHODrug Dictionary License. The parties acknowledge that MedDRA and Uppsala Monitoring Centre product licenses are required by all parties who wish to distribute or receive MedDRA or WHODrug dictionary terminology. Each party represents and warrants that it possesses a current MedDRA and/or Uppsala Monitoring Centre product license. In the event CLIENT requests that PPD perform services which require PPD to distribute MedDRA terminology or WHODrug dictionary to third parties, CLIENT shall be responsible for ensuring that all such third parties possess the necessary MedDRA and/or Uppsala Monitoring Centre product licenses.”

[***]:  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3              Section 5.B. of the Agreement shall be deleted in its entirety and replaced with the following:

“CLIENT shall compensate PPD for Start-up, Technology, Resource Costs, Project Management, and Additional Costs as set forth in Attachment A. PPD’s Fee Schedule will include a Monthly IT Support Fee which has been calculated based on program-specific technology requirements and which covers the scope of services outlined below. Should IT support outside of this scope be requested, PPD will provide a budget estimate to cover the required services. Out of scope IT support services will not be performed unless mutually agreed upon in writing.

The Monthly IT Support Fee includes support and management of the following, based upon CLIENT program-specific requirements:

a.                                       PPD-provided hardware, operating systems and applications

b.                                      PPD shared network resources

c.                                       PPD telephony and call-recording systems

i.                                          Quarterly updates to telephone message scripting and/or programming

ii.                                       Ten (10) pre-defined holiday script changes per year

d.                                      General troubleshooting of client-provided hardware and/or applications

e.                                       PPD-Company network connectivity

i.                                          Support/Configuration of inter-company VPN over the internet

ii.                                       Support assistance of client-owned or-managed WAN

iii.                                    Administration of PPD firewall for either connection type

4              The Appendix attached to the Agreement shall be deleted in its entirety and replaced by the revised Appendix attached hereto.

5              Attachment A to the Agreement shall be deleted in its entirety and replaced by the revised Attachment A attached hereto.

6              Attachment A to the Agreement shall be effective beginning January 1, 2007, and shall remain in effect through December 31, 2007.

7              Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

8              In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

9              Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Steve Ketchum	By:	/s/ Vivian Broach

Name:	Steve Ketchum, Ph.D.	Name:	Vivian Broach

Title:	Sr. VP, R&D and Medical Affairs	Title:	Executive Director, Operations

Date:	December 15, 2006	Date:	January 2, 2007

APPENDIX

Annual Reports

[***] [***] [***] [***] [***] [***]

Quarterly Reports

[***]

[***]:  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT A
2007 PPD FEE STRUCTURE

PRODUCT SAFETY/PHARMACOVIGILANCE (PSPV) RATES	Unit	2007
PSPV Management Fee	Per month	[***]
Program Management
PSPV Medical Director	Per hour	[***]
PSPV Director	Per hour	[***]
PSPV Associate Director	Per hour	[***]
Product Safety Manager	Per hour	[***]
Product Safety Specialist	Per hour	[***]
Product Safety Assistant	Per hour	[***]
Adverse Event Report Management
Non-Serious Adverse Event	Per report	[***]
Serious Event	Per report	[***]
Literature Adverse Event Report	Per report	[***]
Periodic Safety Literature Searches
Execute Monthly Search Strategy (per chemical entity)	Per search	[***]
Review abstract/title for reportability	Per abstract	[***]
Full text article review & analysis	Per article	[***]
Periodic Safety Reports(1)
Annual NDA Report (per 21CFR 314.81)	Per report	[***]
Annual NDA ADE Report (per 21CFR 314.80)	Per report	[***]
Quarterly NDA ADE Report (per 21CFR 314.80)	Per report	[***]
Quarterly NDA ADE Report (per 21CFR 314.80 with 5 or fewer AE/SAE reports)	Per report	[***]

IT Support Fee	Per month	[***]

ADDITIONAL COSTS	Unit	2007

External Document Procurement, Language Translation, Copyright Clearance, Telephone, Pager & Fax Usage, Postage & In-house Fulfillment, Wide Area Network Access, Travel, Meals, Supplies, Off-site Storage and Outsourced Copying

	As needed	[***]
Bibliographic Database Access	Per month	[***]
Validated Safety Database Access	Per month	[***]
Internal Document Procurement	Per document	[***]

Note 1:  Refer to Appendix for listing of drug products subject to annual or quarterly NDA periodic reports.

[***]:  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.